Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dynamic Materials Corporation (the “Company”) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin T. Longe, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to  Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2015

/s/ Kevin T. Longe
Kevin T. Longe
President and Chief Executive Officer
of Dynamic Materials Corporation

A signed original of this written statement required by Section 906 has been provided to Dynamic Materials Corporation and will be retained by Dynamic Materials Corporation and furnished to the Securities and Exchange Commission or its staff upon request.